[GABELLI MOUNTAIN GRAPHIC OMITTED]

CONVERTIBLE
SECURITIES
FUND, INC.



THIRD QUARTER REPORT
SEPTEMBER 30, 2000

                         [GABELLI MOUNTAIN LOGO OMITTED]

Our cover icon represents the underpinnings of Gabelli. The Teton mountains in Wyoming represent what we believe in in America -- that creativity, ingenuity, hard work and a global uniqueness provide enduring values. They also stand out in an increasingly complex, interconnected and interdependent economic world.

INVESTMENT OBJECTIVE:

The Gabelli Convertible Securities Fund, Inc. is a closed-end, diversified management investment company whose primary objective is to seek a high level of total return through a combination of current income and capital appreciation by investing in convertible securities.

                    THIS REPORT IS PRINTED ON RECYCLED PAPER.

                       [PHOTO OF MARIO J. GABELLI OMITTED]

                       [GRAPHIC OF MOUNTAIN LOGO OMITTED]

TO OUR SHAREHOLDERS,

     Declining market interest rate`s (bond yields), a quiescent Federal Reserve, and reasonable second quarter earnings spawned a late summer rally, temporarily putting the Standard & Poor's 500 and Nasdaq Composite Indices into positive performance territory for the year. However, stocks retreated in September as higher oil prices, the plummeting Euro, and third quarter earnings jitters eroded investor confidence. The Dow Jones Industrial Average ("DJIA") managed a slight gain for the third quarter, but the S&P 500 and Nasdaq Composite Indices closed with losses.

INVESTMENT PERFORMANCE

     For the third quarter ended September 30, 2000, The Gabelli Convertible Securities Fund's (the "Fund") net asset value ("NAV") slipped 0.07% after adjusting for the $0.20 per share distribution paid on September 25, 2000. The Standard & Poor's ("S&P") 500 Index declined 0.97% while the Lipper Convertible Securities Fund Average rose 2.60% over the same period. The S&P 500 Index is an unmanaged indicator of stock market performance, while the Lipper Average reflects the average performance of mutual funds classified in this particular category.

     The Fund was up 3.61% over the trailing twelve-month period after adjusting for the $1.03 per share in distributions paid during this period. The S&P 500 Index and the Lipper Convertible Securities Fund Average rose 13.27% and 30.89%, respectively, over the same twelve-month period.

     For the five-year period ended September 30, 2000, the Fund's total return averaged 8.45% annually versus average annual returns of 21.68% and 15.62% for the S&P 500 Index and the Lipper Convertible Securities Fund Average,
respectively. Since inception on July 3, 1989 through September 30, 2000, the Fund had a cumulative total return of 176.34%, which equates to an average annual total return of 9.45%.

     The Convertible Securities Fund's common shares ended the third quarter at $9.8125 per share on the New York Stock Exchange, up 2.68% for the third quarter, up 1.56% for the past twelve months and up 44.38% from its initial price of $11.25 on March 31, 1995 after adjusting for the reinvestment of dividends totaling $5.395 per share which were paid during this period.

OUR OBJECTIVE

     Our mandate is to preserve and enhance our shareholders' wealth through a conservative and disciplined approach to convertible securities investing. Our goal is to generate profitable returns in strong markets and protect principal in weak markets by taking advantage of the unique characteristics of convertible securities.

     Our Fund is managed with the goal of achieving a 600-800 basis point spread above long-term Treasury yields. We hope to generate these returns over the long term. This is the type of performance that our Fund has been recognized for and we anticipate will continue in the future. Of course, there are no guarantees.

INVESTMENT RESULTS (a)(c)
--------------------------------------------------------------------------------

                                                                        Quarter
                                                      ------------------------------------------
                                                        1st         2nd         3rd         4th        Year
                                                      ------      ------      -------     ------       ----
  2000:   Net Asset Value ........................    $11.32      $11.16      $10.93        --           --
          Total Return ...........................      1.3%        0.6%       (0.1)%       --           --
-----------------------------------------------------------------------------------------------------------------
  1999:   Net Asset Value ........................    $11.45      $12.13      $11.67      $11.40       $11.40
          Total Return ...........................      1.8%        7.8%       (2.0)%       1.7%         9.4%
-----------------------------------------------------------------------------------------------------------------
  1998:   Net Asset Value ........................    $11.87      $11.66      $10.96      $11.45       $11.45
          Total Return ...........................      5.3%        0.0%       (4.2)%       7.4%         8.3%
-----------------------------------------------------------------------------------------------------------------
  1997:   Net Asset Value ........................    $11.13      $11.38      $11.81      $11.48       $11.48
          Total Return ...........................      1.7%        3.5%        5.0%        2.8%        13.5%
-----------------------------------------------------------------------------------------------------------------
  1996:   Net Asset Value ........................    $11.28      $11.33      $11.23      $11.08       $11.08
          Total Return ...........................      3.6%        1.6%        0.3%        2.6%         8.4%
-----------------------------------------------------------------------------------------------------------------
  1995:   Net Asset Value ........................    $11.14      $11.51      $11.64      $11.01       $11.01
          Total Return ...........................      5.1%        5.2%        3.0%        1.1%        15.0%
-----------------------------------------------------------------------------------------------------------------
  1994:   Net Asset Value ........................    $11.54      $11.39      $11.60      $10.60       $10.60
          Total Return ...........................      0.2%       (1.3)%       1.8%       (0.9)%       (0.2)%
-----------------------------------------------------------------------------------------------------------------
  1993:   Net Asset Value ........................    $12.07      $12.36      $12.75      $11.52       $11.52
          Total Return ...........................      5.4%        2.4%        3.2%        1.5%        13.1%
-----------------------------------------------------------------------------------------------------------------
  1992:   Net Asset Value ........................    $11.29      $11.52      $11.90      $11.45       $11.45
          Total Return ...........................      3.5%        2.0%        3.3%        3.6%        13.0%
-----------------------------------------------------------------------------------------------------------------
  1991:   Net Asset Value ........................    $11.06      $11.27      $11.57      $10.91       $10.91
          Total Return ...........................      5.6%        1.9%        2.7%        1.8%        12.5%
-----------------------------------------------------------------------------------------------------------------
  1990:   Net Asset Value ........................    $10.56      $10.68      $10.56      $10.47       $10.47
          Total Return ...........................      1.5%        2.1%       (1.1)%       3.8%         6.3%
-----------------------------------------------------------------------------------------------------------------
  1989:   Net Asset Value ........................       --          --       $10.54      $10.51       $10.51
          Total Return ...........................       --          --         5.4%(b)     0.8%         6.3%(b)
-----------------------------------------------------------------------------------------------------------------




        Dividend History - Common Stock
--------------------------------------------------
Payment Date    Rate Per Share  Reinvestment Price
------------    --------------  ------------------
September 25, 2000   $0.200          $ 9.85
June 26, 2000        $0.200          $ 9.98
March 27, 2000       $0.200          $ 9.71
December 27, 1999    $0.430          $10.38
September 27, 1999   $0.200          $10.86
June 28, 1999        $0.200          $11.38
March 29, 1999       $0.200          $11.04
December 28, 1998    $0.320          $11.49
September 28, 1998   $0.200          $10.52
June 26, 1998        $0.200          $11.02
March 26, 1998       $0.200          $11.10
December 26, 1997    $0.600          $10.49
September 26, 1997   $0.120          $10.44
June 27, 1997        $0.120          $ 9.96
March 27, 1997       $0.120          $ 9.63
December 27, 1996    $0.375          $ 9.51
September 23, 1996   $0.120          $ 9.73
June  24, 1996       $0.120          $10.17
March 25, 1996       $0.120          $10.41
December 27, 1995    $0.750          $10.95
September 27, 1995   $0.200          $11.10
June 27, 1995        $0.200          $11.21
December 31, 1994    $0.900          $10.60
December 31, 1993    $1.425          $11.52
December 31, 1992    $0.876          $11.45
December 31, 1991    $0.865          $10.91
December 31, 1990    $0.490          $10.47
June 28, 1990        $0.100          $10.68
March 29, 1990       $0.100          $10.55
December 29, 1989    $0.115          $10.51
--------------------------------------------------------------------------------

        Average Annual Returns - September 30, 2000 (a)
        -----------------------------------------------
   1 Year ........................................    3.61%
   5 Year ........................................    8.45%
   10 Year .......................................    9.77%
   Life of Fund (b) ..............................    9.45%
--------------------------------------------------------------------------------

(a) Total return and average annual return reflect changes in net asset value and reinvestment of dividends and are net of expenses. Of course, the returns noted represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold they may be worth more or less than their original cost.
(b) From commencement of operations on July 3, 1989.
(c) The Fund converted to closed-end status on March 31, 1995.

                               [GRAPHIC OMITTED]

     Over the past few months the Fund's shares have traded at an average discount to net asset value of approximately 12%. At these price levels, the Fund is an ideal opportunity for investors to add to their positions. Our cash purchase program provides an easy way for registered shareholders to acquire additional shares at the current market price. Please find the details of our Voluntary Cash Purchase Plan at the end of this report.

WHAT WE DO

     The success of momentum investing in recent years and investors' desire for instant gratification have combined to make value investing appear dull. At the risk of being dull, we will once again describe the "boring" value approach that has seen us through both good and bad markets over the last 11 years at The Gabelli Convertible Securities Fund and for over 23 years at Gabelli Asset Management Company. In past reports, we have tried to articulate our investment philosophy and methodology. The following graphic further illustrates the interplay among the four components of our valuation approach.

                           [PYRAMID GRAPHIC OMITTED]

PYRAMID TEXT AS FOLLOWS:
EPS
PMV
MANAGEMENT
CASH FLOW
RESEARCH

     Our focus is on free cash flow: earnings before interest, taxes, depreciation and amortization (EBITDA) minus the capital expenditures necessary to grow the business. We believe free cash flow is the best barometer of a business' value. Rising free cash flow often foreshadows net earnings improvement. We also look at earnings per share trends. Unlike Wall Street's ubiquitous earnings momentum players, we do not try to forecast earnings with accounting precision and then trade stocks based on quarterly expectations and realities. We simply try to position ourselves in front of long-term earnings uptrends. In addition, we analyze on and off balance sheet assets and liabilities such as plant and equipment, inventories, receivables, and legal, environmental and health care issues. We want to know everything and anything that will add to or detract from our private market value (PMV) estimates.

     Finally, we look for a catalyst: something happening in the company's industry or indigenous to the company itself that will surface value. In the case of the independent telephone stocks, the catalyst is a regulatory change. In the agricultural equipment business, it is the increasing world-wide demand for American food and feed crops. In other instances, it may be a change in management, sale or spin-off of a division or the development of a profitable new business.

     Once we identify stocks that qualify as fundamental and conceptual bargains, we then become patient investors. This has been a proven long-term method for preserving and enhancing wealth in the U.S. equities market. At the margin, our new investments are focused on businesses that are well-managed and will benefit from sustainable long-term economic dynamics. These include macro trends, such as the globalization of the market in filmed entertainment and telecommunications, and micro trends, such as an increased focus on productivity enhancing goods and services.

CONVERTIBLE SECURITIES ARE "HYBRIDS"

     It is important to understand our stock selection discipline because price movement in the underlying equity will generally have the greatest impact on convertible securities pricing. The convertible securities market consists of bonds, debentures, corporate notes, preferred stocks and warrants or other similar securities which may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. Converts are "hybrid" securities that combine the capital appreciation potential of equities with the higher yield of fixed income instruments. Our strategy incorporates the purchase of convertible securities that are trading at a premium above parity with the common stock but which generally provide a higher yield and, over time, capital appreciation. We will also seek out "busted" converts, where the underlying common stock has dropped significantly and the values of both the conversion privilege and the convert are down. Such securities will provide both high yields and long-term capital appreciation potential.

COMMENTARY

THE FIVE E'S

     In the third quarter of 2000, investors focused on the five E's--Energy, the Euro, the Economy, Earnings, and the Election. We will share our perspective on the five E's and offer an opinion on how they may impact the market going forward.

ENERGY

     The price of oil hit a ten-year high in the third quarter. Gasoline prices exceeded $2.00 per gallon in many areas of the country this summer and home heating costs are expected to rise by 50% this winter. Rising oil prices have already sparked demonstrations in Europe and energy has become a political issue in the U.S. as well. Although OPEC has increased production and is publicly targeting a $25 to $28 per barrel price, global inventories are still tight and the price of oil remains well over $30 per barrel. The U.S. is attempting to influence the world energy market by dipping into its strategic oil reserves. However, this is not likely to have a meaningful near term impact on oil prices. Treasury Secretary Lawrence Summers recently characterized high oil prices as "the biggest cloud in the relatively blue sky" of a fundamentally sound global economy. We agree.

     We do not anticipate a repeat of the 1973-74 oil shock, which sent the global economy into recession and sparked the last great bear market in stocks. After the Gulf War, we doubt Middle East oil producers, particularly the Saudi's, would risk alienating their protectors. Only in our worst nightmares do we consider the impact that $50 per barrel of oil would have on today's equity markets. Our best guess is that oil prices will decline from their peaks, but remain high enough to keep pressure on global economies.

THE EURO

[GRAPHIC OMITTED]

                              EURO VS. U.S. DOLLAR

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

          1999    2000
         ------  ------
Jan      1.1874  1.0155
         1.1761  1.0309
         1.1637  1.0335
         1.1675  1.0324
         1.1556  1.0294
         1.1535  1.0252
         1.1555  1.0322
         1.1698  1.0281
         1.1687  1.0270
         1.1592  1.0128
         1.1603  1.0121
         1.1604  1.0115
         1.1574  1.0133
         1.1578  1.0100
         1.1583  1.0019
         1.1568  1.0041
         1.1575  1.0011
         1.1478  0.9890
         1.1393  0.9765
         1.1374  0.9757
Feb      1.1303  0.9731
         1.1328  0.9768
         1.1338  0.9887
         1.1308  0.9760
         1.1283  0.9783
         1.1297  0.9862
         1.1303  0.9914
         1.1330  0.9865
         1.1303  0.9847
         1.1283  0.9783
         1.1247  0.9834
         1.1191  0.9842
         1.1231  0.9863
         1.1223  0.9850
         1.1072  1.0060
         1.1037  1.0017
         1.0994  0.9931
         1.0975  0.9763
         1.1069  0.9669
         1.0993  0.9643
         1.0891  0.9700
Mar      1.0929  0.9619
         1.0887  0.9618
         1.0825  0.9603
         1.0843  0.9560
         1.0901  0.9576
         1.0873  0.9684
         1.0961  0.9659
         1.0917  0.9648
         1.0948  0.9644
         1.0930  0.9696
         1.0916  0.9710
         1.1017  0.9694
         1.0993  0.9710
         1.0925  0.9703
         1.0918  0.9608
         1.0919  0.9691
         1.0924  0.9724
         1.0872  0.9645
         1.0745  0.9614
         1.0718  0.9524
         1.0734  0.9594
         1.0809  0.9574
         1.0780  0.9560
Apr      1.0707  0.9588
         1.0842  0.9647
         1.0785  0.9580
         1.0842  0.9590
         1.0785  0.9588
         1.0843  0.9591
         1.0780  0.9551
         1.0780  0.9524
         1.0718  0.9564
         1.0690  0.9550
         1.0610  0.9477
         1.0631  0.9369
         1.0614  0.9376
         1.0599  0.9379
         1.0633  0.9396
         1.0590  0.9265
         1.0649  0.9217
         1.0618  0.9083
         1.0597  0.9089
         1.0566  0.9120
         1.0570  0.9068
         1.0594  0.8891
May      1.0725  0.8907
         1.0779  0.8953
         1.0785  0.8950
         1.0790  0.9023
         1.0723  0.9097
         1.0667  0.9021
         1.0624  0.9080
         1.0652  0.9138
         1.0672  0.9053
         1.0672  0.8921
         1.0643  0.8952
         1.0632  0.8946
         1.0575  0.9036
         1.0589  0.9032
         1.0469  0.9096
         1.0439  0.9072
         1.0426  0.9310
         1.0436  0.9314
         1.0446  0.9328
         1.0360  0.9307
         1.0347  0.9432
         1.0330  0.9471
Jun      1.0298  0.9570
         1.0442  0.9600
         1.0451  0.9548
         1.0479  0.9526
         1.0519  0.9544
         1.0418  0.9619
         1.0420  0.9590
         1.0303  0.9530
         1.0329  0.9648
         1.0368  0.9622
         1.0324  0.9557
         1.0322  0.9455
         1.0320  0.9398
         1.0371  0.9358
         1.0443  0.9382
         1.0372  0.9444
         1.0339  0.9444
         1.0300  0.9515
         1.0248  0.9545
         1.0224  0.9526
         1.0252  0.9548
         1.0221  0.9527
Jul      1.0200  0.9484
         1.0187  0.9521
         1.0138  0.9497
         1.0179  0.9401
         1.0216  0.9339
         1.0221  0.9374
         1.0204  0.9351
         1.0204  0.9322
         1.0418  0.9237
         1.0526  0.9292
         1.0509  0.9343
         1.0501  0.9314
         1.0653  0.9391
         1.0628  0.9413
         1.0645  0.9331
         1.0716  0.9246
         1.0696  0.9266
         1.0680  0.9228
         1.0769  0.9137
         1.0794  0.9042
         1.0771  0.9075
         1.0712  0.9105
Aug      1.0752  0.9019
         1.0664  0.8991
         1.0635  0.9077
         1.0570  0.9046
         1.0559  0.9037
         1.0524  0.9135
         1.0508  0.9143
         1.0644  0.9152
         1.0655  0.9068
         1.0553  0.9027
         1.0502  0.8965
         1.0468  0.8967
         1.0440  0.9028
         1.0464  0.9024
         1.0449  0.9002
         1.0581  0.8966
         1.0583  0.8924
         1.0691  0.8878
         1.0607  0.8993
         1.0582  0.8876
         1.0591  0.8702
         1.0541  0.8740
Sep      1.0401  0.8664
         1.0401  0.8624
         1.0404  0.8596
         1.0388  0.8640
         1.0417  0.8617
         1.0401  0.8572
         1.0409  0.8527
         1.0462  0.8514
         1.0503  0.8463
         1.0416  0.8559
         1.0469  0.8794
         1.0432  0.8738
         1.0513  0.8813
         1.0616  0.8807
         1.0642  0.8830
         1.0717  0.8842
         1.0704  0.8788
         1.0692  0.8745
         1.0703  0.8727
         1.0722  0.8691
         1.0633  0.8686
Oct      1.0737  0.8682
         1.0761  0.8716
         1.0803  0.8644
         1.0888  0.8567
         1.0864  0.8491
         1.0833  0.8509
         1.0764  0.8391
         1.0808  0.8412
         1.0679  0.8406
         1.0668  0.8364
         1.0578  0.8365
         1.0533  0.8274
         1.0519  0.8273
         1.0519  0.8408
         1.0495  0.8433
         1.0507  0.8485
         1.0487  0.8588
         1.0439  0.8579
         1.0402  0.8619
         1.0362  0.8585
         1.0402  0.8585
Nov      1.0444  0.8554
         1.0315  0.8574
         1.0316  0.8624
         1.0319  0.8574
         1.0403  0.8571
         1.0306  0.8534
         1.0315  0.8517
         1.0329  0.8487
         1.0262  0.8460
         1.0177  0.8424
         1.0199  0.8401
         1.0138  0.8383
         1.0103  0.8503
         1.0077  0.8545
         1.0068  0.8577
         1.0026  0.8694
         1.0016  0.8768
Dec      1.0253  0.8876
         1.0223  0.8803
         1.0262
         1.0165
         1.0161
         1.0122
         1.0068
         1.0066
         1.0169
         1.0089
         1.0068
         1.0097
         1.0080
         1.0164
         1.0132
         1.0046
         1.0029
         1.0064
         1.0070


     In January 1999, the Euro was introduced with great fanfare. Originally expected to be a strong international currency, the Euro has declined against the Japanese yen and plummeted against the U.S. dollar.

     The plunging Euro presents a threat to the U.S. economy and stock market. Europe is by far the largest market for U.S. exports. As the dollar strengthens against the Euro, our exports become more expensive for European and other global consumers. Conversely, European imports become cheaper for American consumers as well as Latin American and Asian purchasers. This is making the already troublesome balance of trade deficit even more problematic for the U.S. Eventually, the dollar will have to be contained. While this will help on the balance of trade front, it may have the adverse affect of reducing foreign investment in U.S. capital markets. This is a long-term quandary without any easy solutions.

     A secondary effect of the weak Euro--but one with a more immediate impact on U.S. stocks--is that the earnings for U.S. multi-national companies that do a significant amount of business in Europe are being penalized significantly as Euro denominated revenues and profits are translated back into dollars for reporting purposes. This results in earnings shortfalls for some of the U.S. market's "bellwether" stocks.

THE ECONOMY

     Prior to the rapid increase in oil prices and the collapse of the Euro, the global economic picture looked relatively bright. Asia had recovered, Europe was gaining momentum, and after six Federal Reserve interest rate hikes, the U.S. economy appeared headed for a soft landing. Now, this comfortable economic scenario is threatened. Will we have a "hard landing?"

EARNINGS

     The potential for slower economic growth in the U.S. has investors questioning whether third and fourth quarter corporate 2000 earnings will meet what may now be optimistic expectations.

     Relatively high equity evaluations do not leave much room for earnings disappointments. The most richly valued sectors of the market (technology in particular) are well above Benjamin Graham's "safety net". To wit, technology bellwether Intel lost approximately 20% of its market value in after hours trading following its announcement that third quarter revenues and earnings would fall modestly short of consensus Wall Street expectations. After a sharp decline on the opening bell the next day, stocks rebounded and ended the day mixed. We question whether stocks will continue to be so resilient if we see more widespread disappointments during the upcoming 2000 earnings reporting seasons.

THE ELECTION

     After this summer's relatively quiet campaigning, the political rhetoric is heating up as we approach the November election. There are very clear differences in the Republicans' and Democrats' positions on a number of economic issues, in particular, what to do with the growing Federal Government budget surplus. The Republicans favor large tax cuts. The Democrats are advocating using the surplus to continue to reduce government debt and plug some holes in the social safety net. The Republicans tend to view consolidation as an integral part of global economic evolution. The Democrats are concerned that consolidation will reduce competition, leaving consumers vulnerable. The Republicans do not want to interfere in the energy markets. The Democrats are calling for action. As we write, it appears the election is up for grabs, creating even more uncertainty in an already uncertain economic and market environment.

OUR ADVICE

     Our stock selection process is based on a "bottoms up" approach. We review relevant economic and market issues--a list of our current hopes and fears--and offer carefully considered opinions on their short-term investment implications. This is a courtesy to shareholders that want to know what we are thinking. It does not influence our investment strategy. We strive to identify and invest in undervalued companies with favorable long-term business prospects. Over the short term, these stocks will be impacted by broad market trends. Over the long term, they will be judged on their own individual merit. So, our advice to shareholders is simply to be patient and have faith that selected businesses purchased at reasonable prices to intrinsic value will produce long-term rewards.

INVESTMENT SCOREBOARD

     Utility investments Southwest Gas Corp., CH Energy Group, and AGL Resources, which recently closed on its acquisition of Virginia Natural Gas, all performed very well for the quarter. GATX Corp. and Coltec Capital Trust were the top performing convertible stocks in the Fund, and convertible bond Mark IV Industries also posted a solid gain.

     Cendant Corp. and Sealed Air Corp. were the biggest disappointments in the Fund. Telecommunications investments Sprint Corp. and Citizen Communications also declined during the quarter.

CONVERTIBLE MARKET OVERVIEW

     As of September 30, 2000, the U.S. convertible market totaled $169 billion. The average convertible security was rated BB, had a current yield of 4.1%, and a conversion premium of 31.2%. The third quarter was marked by volatility and credit quality concerns. Volatility was exasperated by uncertainty surrounding the five E's. In the broad convertible market, monthly performance varied widely. Convertibles rose 7.5% in August, the third best performance in twelve years as optimism grew over the ability of the Federal Reserve to engineer a soft landing for the economy, while July and September were the ninth and eighth worst performing months, falling 3.8% and 3.7%, respectively.

     Telecommunications was the worst performing convertible sector during the quarter, falling 11.5%. The sector, which is poised to see its worst performance since 1988 after a 121% gain last year, was pressured by price competition and fears over capital spending requirements. Basic Industry and Cyclical Non-Durable convertibles also performed poorly because of rising material costs and currency volatility. Conservative sectors such as Health Care, Real Estate, and Utilities performed best, with the latter gaining 37%.

     During the third quarter, profit warnings gave rise to credit quality concerns. In the corporate bond market, a flight to quality caused spreads on investment grade credits to tighten slightly while high yield spreads widened by nearly forty basis points. With the ratio of credit downgrades to upgrades at
2.5 times, investment grade convertibles have handily outperformed speculative grade issues this year, gaining 3.9% versus a decline of 8.7%, respectively.

     Finally, turbulence in the high yield market has actually benefited issuance in the convertible market as companies seek an alternative to high coupon debt financing. Year to date, convertible new issue activity reached $46.3 billion, surpassing last year's record total of $44.8 billion. Nevertheless, the overall size of the market remains relatively constant at $169 billion as redemptions and conversions outpace new issuance.

GOOD THINGS COME TO THOSE WHO WAIT

     The critical element to our success in the equity and convertible securities markets has been patience in both the selection process and in waiting for the values of portfolio positions to be recognized. We will continue to be patient and opportunistic in selecting converts for the Fund and will invest in short-term instruments (including time sensitive workouts) when appropriate. We purchased mostly short-term U.S. Treasury obligations in the past. However, the U.S. financial system has improved significantly and we now take advantage of other short-term alternatives. In this regard, the Fund at times engages in risk arbitrage to generate returns. By risk arbitrage we mean investing in "event" driven situations; primarily, but not exclusively, in announced mergers, acquisitions, reorganizations and other "workout" opportunities. In order to avoid overall market risk in these opportunities, the Fund will concentrate on lower risk transactions.

     Simply stated, risk arbitrage is investing in a merger or acquisition target after the deal has been announced and pocketing the spread between the trading price of the target company following the announcement and the deal price upon closing. This spread is usually relatively narrow, offering a somewhat modest nominal total return. However, since deals generally close in much less than a year's time, this modest total return translates into a much more attractive annualized return.

     We borrow a quote from Warren Buffett to explain our occasional use of risk arbitrage in the Fund: "Our subsidiaries sometimes engage in arbitrage as an alternative to holding short-term cash equivalents. We prefer, of course, to make major long-term commitments. But we often have more cash than good ideas. At such times arbitrage sometimes promises much greater returns than Treasury Bills and, equally important, cools any temptation we may have to relax our standards for long-term investments."

     In short, the high cash position in the Fund does not reflect any effort on our part to time the convertible securities market. It is rather a consequence of our value-oriented discipline. At the same time, a sampling of our convertible securities has been called by their issuers and we either received cash or stock. Our portfolio turnover rate reflects this activity, as well as our investments in "event" driven situations that were consummated during the year. We are always hard at work evaluating opportunities and identifying fundamental bargains to progress to a more fully invested posture. However, we will not stretch our fundamental parameters and introduce greater market risk to the portfolio.

LET'S TALK CONVERTS

     The following are specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher prices, but they do express a positive trend which we believe will develop over time.

CITIZENS COMMUNICATIONS CO. (CZN) (5.00% CV. PFD.), will soon become the country's largest independent local exchange carrier once it completes several acquisitions of over 2 million access lines for $6.5 billion. Upon completion of these transactions, accompanied by divestitures of its utilities operations, CZN will reposition itself as a pure telecommunications company. CZN also owns 81% of a competitive carrier, Electric Lightwave (ELIX - $8.50 - Nasdaq), with fiber optic networks covering the Western part of the U.S.

KAMAN CORP. (SUB. DEB. CV., 6.00%, 03/15/12), founded in 1945, is a pioneer in the helicopter industry. Aircraft manufacturing remains the core of the business. Kaman serves both commercial and governmental markets with helicopters and aircraft components. The company also produces specialized, high-value niche market products and services, which tend to be technological leaders in their markets. Kaman is a major, national distributor of original equipment, repair and replacement products and value-added services to nearly every sector of North American industry. The company also manufactures and distributes musical instruments (Ovation guitars) and accessories to independent retailers.

MARK IV INDUSTRIES INC. (SUB. DEB. CV., 4.75%, 11/01/04) is a diversified manufacturer of a broad range of proprietary and other power and fluid transfer products and systems that primarily serve industrial and automotive markets. The company classifies its operations into two business segments. Mark IV Industrial includes the design, manufacture and distribution of power and fluid management systems and components for industrial original equipment manufacturers ("OEM") and distribution markets worldwide. Mark IV Automotive includes the design, manufacture and distribution of power transmission, fuel, and fluid handling systems and components, and filters and filtration systems, for the global automotive aftermarket and OEM market. On September 14, Mark IV announced the completion of the merger with MIV Acquisition Corp., an entity controlled by funds advised by BC Partners, a leading European private equity firm. As a result of the merger, Mark IV 4.75% are now convertible solely into the cash merger consideration of $23.00 per share.

SEAGRAM CO. (7.50% CV. PFD.) operates two global businesses: beverages and entertainment. The beverage group's major brands include Chivas Regal, Martell, Mumm, Crown Royal and Seagram's Gin. With its $10.4 billion December acquisition of Polygram, Seagram has created the world's leading music company, the Universal Music Group. Seagram's entertainment business includes the Universal Motion Pictures Group, the Universal Studios Recreation Group and a 46% interest in USA Networks (USAI - $21.9375 - Nasdaq). On June 20th, Seagram agreed to merge with French companies Vivendi and Canal Plus, creating a fully integrated global media and communications company for the wired and wireless world.

SEALED AIR CORP. ($2.00 CV. PFD., SER. A) is a global manufacturer and distributor of a wide range of protective and specialty packaging materials and systems for industrial, food and consumer products. The company is well positioned to benefit from case-ready packaging and electronic commerce. Sealed Air is a strong free cash flow generator, which will be used to pay down debt, make niche acquisitions, and buy back stock.

SEQUA CORP. ($5.00 CV. PFD.) is a diversified company with businesses in aerospace, pre-paint metal, specialty chemical and printing, and cannery equipment. Chromalloy Gas Turbine, Sequa's aerospace business, is the largest independent supplier of overhaul and repair to jet and industrial gas turbine engines. We believe this business would be attractive to original equipment engine manufacturers who are looking to grow their replacement parts business. With roughly $800 million in revenues, Chromalloy is an extremely valuable asset.

STANDARD MOTOR PRODUCTS INC. (SMP) (SUB. DEB. CV., 6.75%, 07/15/09), headquartered in Long Island City, New York, supplies functional replacement parts for the engine management, electrical and climate control systems of cars, trucks and buses. The company services all makes and models, both new and old cars, imported and domestic. SMP has two primary divisions--engine management and temperature control--and believes it is the number one supplier to the North American aftermarket in each of these lines.

U.S. CELLULAR CORP. (USM) (SUB. DEB. CV., ZERO CPN., 06/15/15) is a 81% owned subsidiary of Telephone & Data Systems Inc. (TDS - $110.70 - AMEX) and is a wireless carrier with cellular licenses covering over 25 million people primarily in rural and suburban markets. USM currently serves over 2.8 million subscribers and is an important roaming partner for national wireless carriers such as ATT Wireless (AWE - $20.875 - NYSE), Verizon Wireless (VZ - $48.4375 -
NYSE), and Sprint PCS (PCS - $35.125 - NYSE).

USA NETWORKS INC. (SUB. DEB. CV., 7.00%, 07/01/03), through its subsidiaries, engages in diversified media and electronic commerce businesses that include electronic retailing, ticketing operations and television broadcasting. Chairman and CEO Barry Diller has brought together under one umbrella the USA Network, the Sci-Fi Channel, USA Networks Studios, USA Broadcasting, The Home Shopping Network and the Ticketmaster Group. The plan is to integrate these assets, leveraging programming, production capabilities and electronic commerce across this strong distribution platform.

VOICESTREAM WIRELESS CORP. (VSTR) (7.00% CV. PFD.) is one of the remaining two U.S. independent national wireless service providers with PCS licenses covering over 220 million people. VSTR was spun-off of Western Wireless about 18 months ago and is the only national carrier utilizing GSM (Global System for Mobile Communication) technology, a dominant standard in Europe. VSTR is in the process of being acquired by Deutsche Telecom (DT - $34.25 - NYSE), a former German phone monopoly, for 3.2 DT shares plus $30 in cash per VSTR share. The merger is pending regulatory approval and is expected to close in 2001. DT ownership will provide VSTR with significant financial resources and allow it to aggressively build out its licensed territory and gain market share in the growing domestic wireless industry.

STOCK REPURCHASE PLAN

     The Gabelli Convertible Securities Fund is authorized to repurchase up to 500,000 shares of the Convertible Securities Fund's outstanding common shares. Pursuant to this stock repurchase plan, the Convertible Securities Fund may from time to time purchase shares of its capital stock in the open market when the shares are trading at a discount of 10% or more from the net asset value of the shares. In total, through September 30, 2000, 289,400 shares have been repurchased in the open market under this stock repurchase plan.

COMMON STOCK 8% DISTRIBUTION POLICY

     The Convertible Securities Fund continues to maintain its 8% Distribution Policy whereby the Convertible Securities Fund pays out to common stock shareholders 8% of its average net assets each year. Pursuant to this policy, the Convertible Securities Fund distributed $0.20 per share on September 25, 2000. The next distribution is scheduled for December 2000.

8.00% CUMULATIVE PREFERRED STOCK - DIVIDENDS

     The Convertible Securities Fund's 8.00% Cumulative Preferred Stock paid a cash distribution on September 26, 2000 of $0.50 per share. For the twelve-months ended September 30, 2000, Preferred Stock shareholders received distributions totaling $2.00, the annual dividend rate per share on the Preferred Stock. The next distribution is scheduled for December 2000.

WWW.GABELLI.COM

     Please visit us on the Internet. Our homepage at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

IN CONCLUSION

     The stock market has behaved like a swimmer in distress in the third quarter of 2000. Every time stocks struggled to the surface, they were pulled back under the waves. As we write, stocks are sinking under the weight of higher oil prices, the weak Euro, and third quarter earnings uncertainties. Moderation in oil prices, a firmer Euro, and solid third quarter earnings would provide a lifeline for stocks.

     Convertible securities struggled to make progress in the midst of the slumping stock and bond markets. We are encouraged by indications that the economy is slowing and that interest rates may stabilize or trend lower. This would provide a better background for stocks, bonds, and convertible securities. We continue to focus on the convertible securities of quality companies trading at opportunistic prices. We believe this should translate into attractive long-term returns.

                                   Sincerely,

                                   /S/ SIGNATURE
                                   MARIO J. GABELLI
                                   President and Chief Investment Officer

November 14, 2000

--------------------------------------------------------------------------------
                          TOP TEN CONVERTIBLE HOLDINGS
                               SEPTEMBER 30, 2000
                               ------------------
Mark IV Industries Inc. (Sub. Deb. Cv., 4.75%, 11/01/04)
Standard Motor Products (Sub. Deb. Cv., 6.75%, 07/15/09)
Citizens Communications Co. (5.00% Cv. Pfd.)
Hilton Hotels Corp. (Sub. Deb. Cv., 5.00%, 05/15/06)
Kaman Corp. (Sub. Deb. Cv., 6.00%, 03/15/12)


Coltec Capital Trust (5.25% Cv. Pfd.)
Sequa Corp. ($5.00 Cv. Pfd.)
News America Holdings (Sub. Deb. Cv., Zero Cpn., 03/31/02)
Sealed Air Corp. ($2.00 Cv. Pfd., Ser. A)
Trans-Lux Corp. (Sub. Deb. Cv., 7.50%, 12/01/06)
--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period of this report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

                  THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
                            PORTFOLIO OF INVESTMENTS
                         SEPTEMBER 30, 2000 (UNAUDITED)

   PRINCIPAL                                                 MARKET
    AMOUNT                                                   VALUE
   ---------                                                 ------
               CONVERTIBLE CORPORATE BONDS -- 34.2%
               AUTOMOTIVE: PARTS AND ACCESSORIES -- 4.5%
 $   700,000   Exide Corp. Sub. Deb. Cv.
                 2.90%, 12/15/05 (b) ...............      $   332,937
     350,000   Pep Boys - Manny, Moe & Jack
                 Sub. Deb. Cv., Zero Cpn., 09/20/11           206,062
   9,000,000   Standard Motor Products Inc.
                 Sub. Deb. Cv.
                 6.75%, 07/15/09 ...................        4,635,000
                                                          -----------
                                                            5,173,999
                                                          -----------
               AVIATION: PARTS AND SERVICES -- 3.2%
   4,199,000   Kaman Corp. Sub. Deb. Cv.
                 6.00%, 03/15/12 ...................        3,663,627
                                                          -----------
               BUSINESS SERVICES -- 2.0%
     900,000   BBN Corp. Sub. Deb. Cv.
                 6.00%, 04/01/12 (a) ...............          870,750
   1,770,000   Trans-Lux Corp. Sub. Deb. Cv.
                 7.50%, 12/01/06 ...................        1,385,025
                                                          -----------
                                                            2,255,775
                                                          -----------
               COMPUTER SOFTWARE AND SERVICES -- 0.1%
     400,000   QuadraMed Corp. Sub. Deb. Cv.
                 5.25%, 05/01/05 ...................          138,500
                                                          -----------
               CONSUMER PRODUCTS -- 0.5%
   1,450,000   Pillowtex Corp. Sub. Deb. Cv.
                 6.00%, 03/15/12 ...................          130,500
     750,000   Standard Commercial Corp. Sub. Deb. Cv.
                 7.25%, 03/31/07 ...................          474,375
                                                          -----------
                                                              604,875
                                                          -----------
               CONSUMER SERVICES -- 0.4%
     500,000   Ogden Corp. Sub. Deb. Cv.
                 6.00%, 06/01/02 ...................          432,500
                                                          -----------
               ELECTRONIC EQUIPMENT -- 0.0%
               ASM Lithography Holding Cv.
      50,000     2.50%, 04/09/05 (d) ...............           31,033
      50,000     2.50%, 04/09/05 (b) (d) ...........            7,758
                                                          -----------
                                                               38,791
                                                          -----------
               ENERGY AND UTILITIES -- 1.2%
      50,000   Devon Energy Corp. Sub. Deb. Cv.
                 4.95%, 08/15/08 ...................           48,625
     200,000   Friede Goldman Halter Inc.
                 Sub. Deb. Cv.
                 4.50%, 09/15/04 ...................          112,500
   1,100,000   Moran Energy Inc. Sub. Deb. Cv.
                 8.75%, 01/15/08 ...................          990,000



   PRINCIPAL                                                 MARKET
    AMOUNT                                                   VALUE
   ---------                                                 ------
 $   200,000   Texaco Capital Inc. Cv.
                 3.50%, 08/05/04 ...................      $   189,661
                                                          -----------
                                                            1,340,786
                                                          -----------
               ENTERTAINMENT -- 0.7%
     800,000   USA Networks Inc. Sub. Deb. Cv.
                 7.00%, 07/01/03 ...................          799,000
                                                          -----------
               ENVIRONMENTAL SERVICES -- 0.9%
   1,100,000   Waste Management Inc. Sub. Deb. Cv.
                 4.00%, 02/01/02 ...................        1,027,125
                                                          -----------
               EQUIPMENT AND SUPPLIES -- 12.0%
      39,000   Intermagnetics General Corp.
                 5.75%, 09/15/03 ...................           71,370
  13,000,000   Mark IV Industries Inc. Sub. Deb. Cv.
                 4.75%, 11/01/04 ...................       12,935,000
     800,000   Robbins & Myers Inc.
                 Sub. Deb. Cv.
                 6.50%, 09/01/03 ...................          790,000
                                                          -----------
                                                           13,796,370
                                                          -----------
               FOOD AND BEVERAGE -- 0.1%
     110,000   Boston Chicken Inc.
                 Sub. Deb. Cv.
                 7.75%, 05/01/04+ ..................              687
     150,000   Chiquita Brands International Inc. Cv.
                 7.00%, 03/28/01 ...................          129,000
                                                          -----------
                                                              129,687
                                                          -----------
               HEALTH CARE -- 0.1%
      10,000   Inhale Therapeutic Systems
                 Sub. Deb. Cv.
                 6.75%, 10/13/06 (b) ...............           35,187
     150,000   Sabratek Corp. Sub. Deb. Cv.
                 6.00%, 04/15/05+ ..................           37,500
      10,000   Veterinary Centers of America Inc.
                 Sub. Deb. Cv.
                 5.25%, 05/01/06 ...................           10,250
                                                          -----------
                                                               82,937
                                                          -----------
               HOTELS AND GAMING -- 3.6%
   5,000,000   Hilton Hotels Corp. Sub. Deb. Cv.
                 5.00%, 05/15/06 ...................        4,218,750
                                                          -----------
               PAPER AND FOREST PRODUCTS -- 1.1%
     200,000   Riverwood International Corp.
                 Sub. Deb. Cv.
                 6.75%, 09/15/03 ...................          230,890
   1,200,000   Thermo Fibertek Inc. Cv.
                 4.50%, 07/15/04 (b) ...............        1,011,000
                                                          -----------
                                                            1,241,890
                                                          -----------

                  THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                         SEPTEMBER 30, 2000 (UNAUDITED)


   PRINCIPAL                                                 MARKET
    AMOUNT                                                   VALUE
   ---------                                                 ------
               CONVERTIBLE CORPORATE BONDS (CONTINUED)
               PUBLISHING -- 1.5%
 $   650,000   News America Holdings Inc.
                 Sub. Deb. Cv., Zero Cpn., 03/31/02       $ 1,564,063
     200,000   Times Mirror Ltd. Sub. Deb. Cv.
                 Zero Cpn., 04/15/17 ...............          131,250
      50,000   United News & Media plc
                 Sub. Deb. Cv.
                 6.13%, 12/03/03 (c) ...............           83,443
                                                          -----------
                                                            1,778,756
                                                          -----------
               REAL ESTATE AND DEVELOPMENT -- 0.1%
     125,000   Rockefeller Center Properties Inc.
                 Sub. Deb. Cv.
                 Zero Cpn., 12/31/00 ...............          108,125
                                                          -----------
               RETAIL -- 0.1%
      60,000   Costco Companies Inc.
                 Sub. Deb. Cv.
                 Zero Cpn., 08/19/17 ...............           51,675
     100,000   JumboSports Inc. Sub. Deb. Cv.
                 4.25%, 11/01/00+ ..................            5,500
      50,000   Rite Aid Corp. Sub. Deb Cv.
                 5.25%, 09/15/02 ...................           18,125
                                                          -----------
                                                               75,300
                                                          -----------
               SPECIALTY CHEMICALS -- 1.1%
     900,000   IVAX Corp. Sub. Deb. Cv.
                 6.00%, 05/15/07  (b) ..............        1,312,875
                                                          -----------
               TECHNOLOGY -- 0.3%
     400,000   Thermo Electron Corp.
                 Sub. Deb. Cv.
                 4.25%, 01/01/03 (b) ...............          381,500
                                                          -----------
               TELECOMMUNICATIONS -- 0.4%
      80,000   Amnex Inc. Sub. Deb. Cv.
                 8.50%, 09/25/02 (b) ...............            3,592
      90,000   Bell Atlantic Corp. Cv.
                 4.25%, 09/15/05 (b) ...............           97,425
     500,000   Rogers Communications Inc.
                 Sub. Deb. Cv.
                 2.00%, 11/26/05 ...................          425,000
                                                          -----------
                                                              526,017
                                                          -----------
               WIRELESS COMMUNICATIONS -- 0.3%
     550,000   U.S. Cellular Corp.
                 Sub. Deb. Cv.
                 Zero Cpn., 06/15/15 ...............          376,750
                                                          -----------
               TOTAL CONVERTIBLE
                 CORPORATE BONDS                           39,503,935
                                                          -----------

                                                             MARKET
    SHARES                                                   VALUE
   ---------                                                 ------
               CONVERTIBLE PREFERRED STOCKS -- 13.4%
               AGRICULTURE -- 0.2%
       4,200   Monsanto Co. 6.50% Cv. Pfd. .........      $   219,975
                                                          -----------
               AVIATION: PARTS AND SERVICES -- 1.9%
               Coltec Capital Trust
      25,000     5.25% Cv. Pfd. ....................        1,200,000
      21,000     5.25% Cv. Pfd. (b) ................        1,008,000
                                                          -----------
                                                            2,208,000
                                                          -----------
               BUSINESS SERVICES -- 1.0%
               Cendant Corp.
      66,000     1.30% Cv. Pfd. ....................        1,031,250
       5,000     7.50% Cv. Pfd. ....................           81,875
                                                          -----------
                                                            1,113,125
                                                          -----------
               CABLE -- 0.1%
       1,000   MediaOne Group Inc.
                 4.50% Cv. Pfd. Ser. D+ ............           25,188
       3,000   UnitedGlobalCom Inc.
                 7.00% Cv. Pfd. (a) ................          125,625
                                                          -----------
                                                              150,813
                                                          -----------
               DIVERSIFIED INDUSTRIAL -- 0.6%
       2,000   GATX Corp. $2.50 Cv. Pfd. ...........          430,000
      42,000   WHX Corp. 6.50% Cv. Pfd. Ser. A .....          275,625
                                                          -----------
                                                              705,625
                                                          -----------
               ENTERTAINMENT -- 0.3%
       4,500   Metromedia International Group Inc.
                 7.25% Cv. Pfd. ....................          102,375
       5,000   Seagram Co.
                 7.50% Cv. Pfd. ....................          260,625
                                                          -----------
                                                              363,000
                                                          -----------
               EQUIPMENT AND SUPPLIES -- 1.8%
      26,600   Sequa Corp.
                 $5.00 Cv. Pfd. ....................        2,048,200
                                                          -----------
               PAPER AND FOREST PRODUCTS -- 1.4%
      34,500   Sealed Air Corp.
                 $2.00 Cv. Pfd. Ser. A .............        1,552,500
                                                          -----------
               PUBLISHING -- 0.5%
      15,000   Reader's Digest Association Inc.
                 $1.9336 Cv. Pfd.                             465,000
       5,000   Tribune Co. 6.25% Cv. Pfd. ..........           70,000
                                                          -----------
                                                              535,000
                                                          -----------
               RETAIL -- 0.2%
       3,000   CVS Corp.
                 6.00% Cv. Pfd. ....................          243,750
                                                          -----------

                  THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                         SEPTEMBER 30, 2000 (UNAUDITED)


                                                             MARKET
    SHARES                                                   VALUE
   ---------                                                 ------
               CONVERTIBLE PREFERRED
                 STOCKS (CONTINUED)
               SPECIALTY CHEMICALS -- 0.0%
       2,000   Merrill Lynch & Co. (IMC Global)
                 6.25% Cv. Pfd. ....................      $    29,375
                                                          -----------
               TELECOMMUNICATIONS -- 4.5%
       6,000   BroadWing Inc.
                 6.75% Cv. Pfd. Ser. B .............          279,750
      80,000   Citizens Communications Co.
                 5.00% Cv. Pfd. ....................        4,340,000
       8,000   Philippine Long Distance Telephone Co.
                 $3.50 Cv. Pfd. Ser. III ...........          289,000
               RSL Communications Ltd.
       1,000     7.50% Cv. Pfd. ....................            4,875
       1,177     7.50% Cv. Pfd. (b) ................            5,738
       1,500   TCI Pacific Communications Inc.
                 5.00% Cv. Pfd. ....................          270,000
                                                          -----------
                                                            5,189,363
                                                          -----------
               WIRELESS COMMUNICATIONS -- 0.9%
       6,500   VoiceStream Wireless Corp.
                 7.00% Cv. Pfd. ....................        1,086,313
                                                          -----------
               TOTAL CONVERTIBLE
                 PREFERRED STOCKS ..................       15,445,039
                                                          -----------
               COMMON STOCKS -- 14.3%
               AVIATION: PARTS AND SERVICES -- 0.2%
      18,000   Kaman Corp., Cl. A ..................          227,250
                                                          -----------
               BROADCASTING -- 0.2%
      40,000   Granite Broadcasting Corp.+ .........          183,750
                                                          -----------
               ENERGY AND UTILITIES -- 7.7%
      20,000   AGL Resources Inc. ..................          401,250
      23,000   BP Amoco plc, ADR ...................        1,219,000
      20,000   CH Energy Group Inc. ................          797,500
      10,000   Columbia Energy Group ...............          710,000
      12,400   E'Town Corp. ........................          829,250
      10,000   Eastern Enterprises .................          638,125
       6,500   EnergyNorth Inc. ....................          394,469



                                                             MARKET
    SHARES                                                   VALUE
   ---------                                                 ------
      10,000   Florida Progress Corp. ..............      $   529,375
      50,000   LG&E Energy Corp. ...................        1,221,875
      20,000   MCN Energy Group Inc. ...............          512,500
       5,000   Northeast Utilities .................          108,438
       2,000   SJW Corp. ...........................          237,500
      62,000   Southwest Gas Corp. .................        1,298,125
                                                          -----------
                                                            8,897,407
                                                          -----------
               EQUIPMENT AND SUPPLIES -- 0.1%
      50,000   Fedders Corp., Cl. A ......................    165,625
                                                          -----------
               FINANCIAL SERVICES -- 1.7%
      25,000   Argonaut Group Inc. .......................    437,500
      17,000   Donaldson, Lufkin & Jenrette Inc. .........  1,520,437
                                                          -----------
                                                            1,957,937
                                                          -----------
               FOOD AND BEVERAGE -- 3.4%
      35,000   Bestfoods Inc. ......................        2,546,250
      25,000   Nabisco Holdings Corp., Cl. A .......        1,343,750
                                                          -----------
                                                            3,890,000
                                                          -----------
               RETAIL -- 0.1%
       5,000   AutoNation Inc.+ ....................           30,000
       8,471   Delhaize America Inc., Cl. A ........          147,713
                                                          -----------
                                                              177,713
                                                          -----------
               TELECOMMUNICATIONS -- 0.5%
      15,776   Sprint Corp.+ .......................          553,146
                                                          -----------
               WIRELESS COMMUNICATIONS -- 0.4%
      15,000   Sprint Corp. (PCS Group)+ ...........          439,688
                                                          -----------
               TOTAL COMMON STOCKS .................       16,492,516
                                                          -----------

   PRINCIPAL
    AMOUNT
   ---------
               U.S. GOVERNMENT OBLIGATIONS -- 37.9%
 $43,933,000   U.S. Treasury Bills,
                 6.03% to 6.27%++,
                 due 10/12/00 to 12/28/00 ..........       43,677,204
                                                          -----------

                  THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                         SEPTEMBER 30, 2000 (UNAUDITED)

                                                            MARKET
                                                            VALUE
                                                            ------
  TOTAL INVESTMENTS -- 99.8%
    (Cost $116,623,783) ............................     $115,118,694
                                                         ============
  OTHER ASSETS, LIABILITIES
    AND LIQUIDATION
    VALUE OF CUMULATIVE
    PREFERRED STOCK -- (25.8)% .....................      (29,790,592)
                                                         ------------
  NET ASSETS - COMMON STOCK -- 74.0%
    (7,803,545 common shares outstanding) ..........       85,328,102
                                                         ------------
  NET ASSETS - CUMULATIVE
    PREFERRED STOCK -- 26.0%
    (1,235,700 preferred shares outstanding) .......       30,000,000
                                                         ------------
  TOTAL NET ASSETS -- 100.0%                             $115,328,102
                                                         ============
  NET ASSET VALUE PER COMMON SHARE
    ($85,328,102 (DIVIDE) 7,803,545
    common shares outstanding) .....................           $10.93
                                                               ======



                                                               MARKET
      SHARES                                     PROCEEDS       VALUE
      ------                                     --------      ------
  SECURITIES SOLD SHORT
       8,000   IVAX Corp. ..................    (355,240)    (368,000)


                                                            MARKET
                                                            VALUE
                                                            ------
-------------
For Federal tax purposes:
      Aggregate cost ...............................     $116,623,783
                                                         ============
      Gross unrealized appreciation ................     $  6,656,210
      Gross unrealized depreciation ................       (8,161,299)
                                                         ------------
      Net unrealized depreciation ..................     $ (1,505,089)
                                                         ============

-------------
  (a)   Security fair valued under procedures established by the
        Board of Directors.
  (b) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2000, the market value of Rule 144A securities amounted to $4,196,012 or 3.6% of total net assets.
  (c)   Principal amount denoted in British Pounds.
  (d)   Principal amount denoted in Euros.
  +     Non-income producing security.
  ++    Represents annualized yield at date of purchase.
  ADR - American Depositary Receipt

                         AUTOMATIC DIVIDEND REINVESTMENT
                        AND VOLUNTARY CASH PURCHASE PLAN

ENROLLMENT IN THE PLAN

     It  is  the  Policy  of  The  Gabelli  Convertible  Securities  Fund,  Inc.
("Convertible Securities Fund") to automatically reinvest dividends. As a "registered" shareholder you automatically become a participant in the Convertible Securities Fund's Automatic Dividend Reinvestment Plan (the "Plan"). The Plan authorizes the Convertible Securities Fund to issue shares to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Convertible Securities Fund. Plan participants may send their stock certificates to State Street Bank and Trust Company ("State Street") to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:

                  The Gabelli Convertible Securities Fund, Inc.
                     c/o State Street Bank and Trust Company
                                  P.O. Box 8200
                              Boston, MA 02266-8200

     Shareholders requesting this cash election must include the shareholder's name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan or requesting a copy of the terms of the Plan may contact State Street at 1 (800) 336-6983.

     SHAREHOLDERS WISHING TO LIQUIDATE REINVESTED SHARES held at State Street Bank must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions. If your shares are held in the name of a broker, bank or nominee, you should contact such institution.

     If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of "street name" and re-registered in your own name. Once registered in your own name your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in "street name" at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

     The number of shares of Common Stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Convertible Securities Fund's Common Stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of Common Stock valued at the greater of (i) the net asset value as most recently determined or
(ii) 95% of the then current market price of the Convertible Securities Fund's Common Stock. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next trading day. If the net asset value of the Common Stock at the time of valuation exceeds the market price of the Common Stock, participants will receive shares from the Convertible Securities Fund valued at market price. If the Convertible Securities Fund should declare a dividend or capital gains distribution payable only in cash, State Street will buy Common Stock in the open market, or on the New York Stock Exchange or elsewhere, for the participants' accounts, except that State Street will endeavor to terminate purchases in the open market and cause the Convertible Securities Fund to issue shares at net asset value if, following the commencement of such purchases, the market value of the Common Stock exceeds the then current net asset value.

     The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

     The Convertible Securities Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by State Street on at least 90 days' written notice to participants in the Plan.

VOLUNTARY CASH PURCHASE PLAN

     The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Convertible Securities Fund. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

     Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to State Street Bank and Trust Company for investments in the Convertible Securities Fund shares at the then current market price. Shareholders may send an amount from $250 to $10,000. State Street Bank and Trust Company will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. State Street Bank and Trust Company will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200 such that State Street receives such payments approximately 10 days before the investment date. Funds not received at least five days before the investment date shall be held for investment until the next purchase date. A payment may be withdrawn without charge if notice is received by State Street Bank and Trust Company at least 48 hours before such payment is to be invested.

     For more information regarding the Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Convertible Securities Fund.

                             DIRECTORS AND OFFICERS

                  THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
                    ONE CORPORATE CENTER, RYE, NY 10580-1434

DIRECTORS

Mario J. Gabelli, CFA
  CHAIRMAN & CHIEF INVESTMENT OFFICER,
  GABELLI ASSET MANAGEMENT INC.

E. Val Cerutti
  CHIEF EXECUTIVE OFFICER,
  CERUTTI CONSULTANTS, INC.

Felix J. Christiana
  FORMER SENIOR VICE PRESIDENT,
  DOLLAR DRY DOCK SAVINGS BANK

Anthony J. Colavita
  ATTORNEY-AT-LAW,
  ANTHONY J. COLAVITA, P.C.

Dugald A. Fletcher
  PRESIDENT, FLETCHER & COMPANY, INC.

Karl Otto Pohl
  FORMER PRESIDENT, DEUTSCHE BUNDESBANK

Anthony R. Pustorino
  CERTIFIED PUBLIC ACCOUNTANT
  PROFESSOR, PACE UNIVERSITY

Anthonie C. van Ekris
  MANAGING DIRECTOR,
  BALMAC INTERNATIONAL, INC.

Salvatore J. Zizza
  CHAIRMAN, THE BETHLEHEM CORP.

OFFICERS AND PORTFOLIO MANAGERS

Mario J. Gabelli, CFA
  PRESIDENT & CHIEF INVESTMENT OFFICER

Bruce N. Alpert
  VICE PRESIDENT & TREASURER

Peter W. Latartara
  VICE PRESIDENT

A. Hartswell Woodson, III
  ASSOCIATE PORTFOLIO MANAGER

James E. McKee
  SECRETARY


INVESTMENT ADVISOR

Gabelli Funds, LLC
One Corporate Center
Rye, New York 10580-1434

CUSTODIAN, TRANSFER AGENT AND REGISTRAR

State Street Bank and Trust Company

COUNSEL

Skadden, Arps, Slate, Meagher & Flom LLP

STOCK EXCHANGE LISTING

                         Common      8.00% Preferred
                        ---------    ---------------
NYSE-Symbol:               GCV           GCV Pr
Shares Outstanding:     7,803,545       1,200,000

The Net Asset Value appears in the Publicly Traded Funds column, under the heading "Convertible Securities Funds," in Sunday's The New York Times and in Monday's The Wall Street Journal. It is also listed in Barron's Mutual Funds/Closed End Funds section under the heading "Convertible Securities Funds."

The Net Asset Value may be obtained each day by calling (914) 921-5071.

   --------------------------------------------------------
   For general information about the Gabelli Funds,
   call 1-800-GABELLI (1-800-422-3554), fax us at
   914-921-5118, visit Gabelli Funds' Internet homepage at:
   HTTP://WWW.GABELLI.COM,
   or e-mail us at: closedend@gabelli.com
   --------------------------------------------------------

--------------------------------------------------------------------------------
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Convertible Securities Fund may from time to time purchase shares of its common stock in the open market when the Convertible Securities Fund shares are trading at a discount of 10% or more from the net asset value of the shares. The Convertible Securities Fund may also, from time to time, purchase shares of its Cumulative Preferred Stock in the open market when the shares are trading at a discount to the Liquidation Value of $25.00.
--------------------------------------------------------------------------------

THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
ONE CORPORATE CENTER
RYE, NY  10580-1434
(914) 921-5070
HTTP://WWW.GABELLI.COM


                          THIRD QUARTER REPORT
                          SEPTEMBER 30, 2000

                                   GBFCS 09/00